SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                              FORM 8-K/A-1

                             CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 9, 1998

                    TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
                ---------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-20303                 13-2846796
----------------------------         -------------         ------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


P.O. Box 382, 4 Hardscrabble Heights, Brewster, New York          10509
--------------------------------------------------------         --------
    (Address of Principal Executive Offices)                     Zip Code


     Registrant's telephone number, including area code:  (914) 277-8100
                                                          --------------




          -----------------------------------------------------------
          Former name or former address, if changed since last report

          On November 23, 1998, Touchstone Applied Science Associates, Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Report") with the Securities and Exchange Commission, which reported the purchase by the Company through MESI Acquisition Corp., a wholly-owned subsidiary of TASA Educational Services Corporation, which is a wholly-owned subsidiary of the Company, of substantially all of the assets of Mildred Elley School, Inc. as of November 2, 1998 (the "Acquisition"). This Amendment hereby amends and supplements Item 7 to the Initial Report to include the financial statements and pro forma financial information contained herein, which the Company is required to report pursuant to Items 7(a) and (b) of Form 8-K in connection with the Acquisition.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
                                ---------

          (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                Independent Auditors' Report                      F - 1

                Balance Sheet                                     F - 2

                Statement of Income and Shareholders'
                    Undistributed Income                          F - 3

                Statement of Cash Flow                            F - 4

                Notes to Financial Statements                     F - 5

                Independent Auditors' Report on Supplementary
                    Information                                   F - 11

                Supplementary Information                         F - 12


          (b)   PRO FORMA FINANCIAL INFORMATION.
                ---------

                Introduction to Pro Forma
                                ---------
                    Financial Statements (Unaudited)              F - 14

                Pro Forma Balance Sheet  (Unaudited)              F - 15
                ---------

                Pro Forma Statement of Operations for the
                ---------
                Year Ended October 31, 1998  (Unaudited)          F - 16

                Notes to Pro Forma Financial
                         ---------
                Statements as of October 31, 1998 (Unaudited)     F - 17


          (c)   EXHIBITS

          Exhibit 4.1   Investor Rights Agreement, dated as
                        of September 4, 1998, by and among the
                        Company, Cahill, Warnock Strategic Partners
                        Fund, L.P., Strategic Associates, L.P.,
                        and the Individual Shareholders Named
                        Therein (incorporated by reference to
                        Exhibit 4.1 to the Initial Report)

          Exhibit 4.2   Registration Rights Agreement
                        (incorporated by reference to Exhibit 4.2 to the Initial Report)

          Exhibit 4.3   Form of 8% Subordinated Debenture
                        (incorporated by reference to Exhibit 4.3 to the Initial Report)

          Exhibit 4.4   Form of Warrant (incorporated by
                        reference to Exhibit 4.4 to the Initial
                        Report)

          Exhibit 10.1  Asset Purchase Agreement, dated as
                        of November 2, 1998, between Mildred Elley
                        School, Inc. and MESI Acquisition Corp.
                        (incorporated by reference to Exhibit 10.1 to the Initial Report)

          Exhibit 10.2  Promissory Note of MESI Acquisition
                        Corp. (incorporated by reference to
                        Exhibit 10.2 to the Initial Report)

          Exhibit 10.3  Guaranty of TASA with respect to
                        Promissory Note of MESI Acquisition Corp.
                        (incorporated by reference to Exhibit 10.3 to the Initial Report)

          Exhibit 10.4  Employment Agreement, dated as of
                        November 2, 1998, between Mildred Elley
                        School, Inc. and Faith Takes (incorporated by reference to Exhibit 10.4 to the Initial Report)

          Exhibit 10.5  Securities Purchase Agreement,
                        dated as of September 4, 1998, by
                        and among the Company, Cahill,
                        Warnock Strategic Partners Fund, L.P., and
                        Strategic Associates, L.P. (incorporated by reference to Exhibit 10.5 to the Initial Report)

                      INDEPENDENT AUDITORS' REPORT
                      ----------------------------




To the Board of Directors and Shareholders
Mildred Elley School, Inc.
Latham, New York

     We have audited the accompanying balance sheet of Mildred Elley School, Inc. (a Subchapter "S" Corporation) as of November 2, 1998, and the related statements of income and shareholders' undistributed income and cash flow for the ten months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards,
                                -----------------------------
issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mildred Elley School, Inc., as of November 2, 1998, and the results of its income and cash flow for the ten months then ended, in conformity with generally accepted accounting principles.

     In accordance with Government Auditing Standards, we have
                        -----------------------------
also issued a report dated December 18, 1998, on our consideration of the Mildred Elley School, Inc., internal control structure and a report dated December 18, 1998, on its compliance with laws and regulation.



                                   /s/ LCS&Z Glickman Lutz, LLP
Latham, New York
December 18, 1998

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                                BALANCE SHEET
                                -------------
                              NOVEMBER 2, 1998
                              ----------------


                                    ASSETS
                                    ------

CURRENT ASSETS:
  Cash (Note 1)                                                   $  121,396
  Tuition and accounts receivable (less estimated doubtful
  accounts of $65,619) (Note 4)                                    2,029,812
  Prepaid expenses                                                     6,786
                                                                  ----------
    Total current assets                                          $2,157,994
NONCURRENT TUITION AND ACCOUNTS RECEIVABLE (less estimated
  doubtful accounts of $30,175) (Note 4)                             435,698
NOTES RECEIVABLE (Note 5)                                            163,646
PROPERTY AND EQUIPMENT (Notes 1 and 6)                               227,694
INTANGIBLE ASSETS - NET (Note 7)                                      17,046
DEPOSITS                                                               8,182
                                                                  ----------

     TOTAL ASSETS                                                 $3,010,260
                                                                  ==========


                     LIABILITIES AND SHAREHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES:
  Line of credit (Note 8)                                         $  550,000
  Current maturities of long-term debt (Note 9)                       81,769
  Current maturities of capitalized lease obligations (Note 10)        3,820
  Accounts payable                                                   423,056
  Financing advances payable                                          67,719
  Deferred revenue                                                   512,808
  Accrued expenses and other liabilities                             257,678
                                                                  ----------
     Total current liabilities                                    $1,896,850
NOTE PAYABLE - SHAREHOLDER (Note 11)                                  86,635
LONG-TERM DEBT (Note 9)                                              484,738
LONG-TERM CAPITALIZED LEASE OBLIGATIONS (Note 10)                     14,605
                                                                  ----------
     Total liabilities                                            $2,482,828
                                                                  ----------
COMMITMENTS AND CONTINGENCIES (Note 12)
SHAREHOLDERS' EQUITY:
  Capital stock - authorized 200 shares, issued
   and outstanding, 178 shares,
   no par value                                                   $  34,000
  Shareholders' undistributed income                                493,432
                                                                  ---------
     Total shareholders' equity                                   $ 527,432
                                                                  ---------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $3,010,260
                                                                 ==========

[FN]
See notes to financial statements.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

           STATEMENT OF INCOME AND SHAREHOLDERS' UNDISTRIBUTED INCOME
           ----------------------------------------------------------
                       TEN MONTHS ENDED NOVEMBER 2, 1998
                       ---------------------------------


REVENUE                                                          $3,824,870

COST OF REVENUE                                                     307,900
                                                                 ----------

GROSS PROFIT                                                     $3,516,970

OPERATING EXPENSES                                                3,369,940
                                                                 ----------

INCOME FROM OPERATIONS                                           $  147,030

OTHER INCOME (EXPENSES):
  Other Income                                                      194,970
  Loss on abandonment of leased facilities                         (226,017)
  Write off of intangible assets                                    (80,726)
                                                                 ----------

INCOME BEFORE INCOME TAXES                                       $   35,257

INCOME TAXES                                                          3,358
                                                                 ----------

NET INCOME                                                       $   31,899

SHAREHOLDERS' UNDISTRIBUTED INCOME - BEGINNING                      609,092

DISTRIBUTIONS TO SHAREHOLDERS                                       147,559
                                                                 ----------

SHAREHOLDERS' UNDISTRIBUTED INCOME - END                         $  493,432
                                                                 ==========

[FN]
See notes to financial statements.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                            STATEMENT OF CASH FLOW
                            ----------------------
                       TEN MONTHS ENDED NOVEMBER 2, 1998
                       ---------------------------------


CASH FLOW FROM OPERATING ACTIVITIES:
  Net income                                                       $   31,899
  Adjustments to reconcile net income to net cash applied
   to operating activities:
    Depreciation and amortization                                      95,555
    Loss on abandonment of leased facilities and intangible assets    306,743
    Income from forgiveness of indebtedness                           (25,514)
  Changes in operating assets and liabilities:
    (Increase) decrease in:
      Accounts receivable                                            (834,551)
      Inventories                                                      23,783
      Prepaid expenses                                                 21,038
    Increase (decrease) in:
      Accounts payable                                               (236,273)
      Deferred revenue                                                512,808
      Accrued expenses and other liabilities                          (59,712)
                                                                   ----------
      Net cash applied to operating activities                      ($164,224)
                                                                   ----------

CASH FLOW FROM INVESTING ACTIVITIES:
  Deposits refunded                                                $    6,432
  Purchase of property and equipment                                  (72,401)
  Reduction of notes receivable                                         1,080
                                                                   ----------
    Net cash applied to investing activities                       $  (64,889)
                                                                   ----------

CASH FLOW FROM FINANCING ACTIVITIES:
  Additional borrowings on line of credit                            $350,000
  Repayment of long-term debt                                         (69,996)
  Distributions to shareholders                                      (147,559)
  Capitalized lease obligations repaid                                 (7,248)
  Additional notes payable - shareholder                               68,670
  Advances on financing arrangements                                   67,719
                                                                   ----------
     Net cash provided by financing activities                     $  261,586
                                                                   ----------

NET INCREASE IN CASH                                               $   32,473

CASH - BEGINNING                                                       88,923
                                                                   ----------

CASH - END                                                           $121,396
                                                                   ==========


SUPPLEMENTAL DISCLOSURES OF CASH INFORMATION:
  Cash paid during the period:
    Interest                                                       $   75,661
    Income taxes                                                          781

[FN]
See notes to financial statements.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                        NOTES TO FINANCIAL STATEMENTS
                        -----------------------------
                               NOVEMBER 2, 1998
                               ----------------


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     ------------------------------------------

          (A)  Business Activities And Change Of Ownership
               -------------------------------------------

          The Company is a privately held proprietary business school which offers executive, secretarial, word processing, paralegal and other general business programs. It has locations in Albany, New
York, and Pittsfield, Massachusetts.

          These financial statements reflect the balance sheet of the Company and the results of its income and cash flow through November 2, 1998, prior to the Company entering into an asset purchase agreement with MESI Acquisition Corp., a wholly owned subsidiary of Tasa Educational Services Corporation.

          (B)  Management's Use Of Estimates
               -----------------------------

          The preparation of financial statements in conformity with generally accepted accounting principles, requires the use of estimates based on management's knowledge and experience. Due to the prospective nature, actual results could differ from those estimates.

          (C)  Cash
               ----

          For purposes of the statement of cash flow, the Company considers all highly liquid debt instruments purchased with a maturity of 3 months or less to be cash.

          (D)  Revenue Recognition
               -------------------

Tuition is included in income as it is earned and consists of amounts received from students and certain Federal Student
Financial Aid Programs.

          (E)  Property And Equipment
               ----------------------

          Property and equipment are recorded at cost. Renewals and betterments of property are accounted for as additions to asset accounts. Repairs and maintenance charges are expensed as incurred. Depreciation is provided using a combination of straight-line and accelerated methods for financial reporting and income tax purposes.

          (F)  Income Taxes
               ------------

          Effective January 12, 1985, the Company elected to be treated as a Subchapter "S" Corporation under the Internal Revenue Code and the New York State Corporation Tax Law. Under these elections, the income, generally, is taxed directly to the shareholders. In addition, New York State has enacted a tax on corporations when income exceeds specified levels.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                        NOTES TO FINANCIAL STATEMENTS
                        -----------------------------
                               NOVEMBER 2, 1998
                               ----------------


          (G)  Concentration Of Credit Risk
               ----------------------------

          The Company grants unsecured credit to its students. The risk of loss is the balance owed at the time of default.

(2)  STUDENT GRANTS AND GUARANTEED LOAN PROGRAMS
     -------------------------------------------

     The Company's participation in the U. S. Department of Education's student grants and guaranteed loan programs is subject to the compliance with revised regulations. Effective July 1, 1998, the new regulations require the computation of a composite score resulting from the Company's primary reserve, equity and net income ratios which demonstrate the Company's financial responsibility. At November 2, 1998, the Company's composite score exceeds the base requirement of 1.5.

(3)  85/15 COMPLIANCE
     ----------------

     In accordance with U.S. Department of Education requirements under Section 481(b)(6) of the Higher Education Act of 1965, as amended and regulatory requirements as defined in the Dear Colleague letter, no more than 85% of the Company's total revenue may be derived for the IV HEA program funds. For the ten months ended November 2, 1998, approximately $1,356,000 was from Title IV funding, resulting in 43%, which adheres to the federal regulations.

(4)  TUITION AND ACCOUNTS RECEIVABLE
     -------------------------------

     The Company provides alternate financing arrangements for its students and utilizes the services of a third party contractor to collect a portion of them. These receivables have not been assigned or factored and remain the responsibility of the Company to collect. Upon receipt of payment, the contractor remits the payment, net of any service charges, to the Company. Since student contracts have varying repayment terms which extend beyond the next 12-month period, these receivables have been classified as current and noncurrent with the portion to be collected beyond the next 12-month period being the noncurrent portion.

(5)  NOTES RECEIVABLE
     ----------------

     Notes receivable includes a $210,000 purchase money promissory note secured by the mortgage of the obligor's real property located at 227 Quail Street, Albany, New York, with an interest rate of 6.17%. This note requires monthly interest payments commencing January 1, 1996. The principal balance is due at maturity December 31, 2003. During 1998, the Company had agreed to the basic terms of an offer to accept $150,000 as full satisfaction of the purchase money promissory note. As a result, the Company has established an additional allowance of $60,000 reducing its notes receivable.
Also included is a $9,327 note with an interest rate of 8.75%.
This note requires a monthly payment of $516 consisting of principal and interest commencing February 1, 2001.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                        NOTES TO FINANCIAL STATEMENTS
                        -----------------------------
                               NOVEMBER 2, 1998
                               ----------------


(6)  PROPERTY AND EQUIPMENT
     ----------------------

     A schedule of property and equipment is as follows:

          Furniture and fixtures          $189,629
          Equipment                        585,128
          Vehicle                           47,710
          Leasehold improvements            54,798
                                          --------
               Total                      $877,265
          Less accumulated depreciation    649,571
                                          --------

               PROPERTY AND EQUIPMENT     $227,694
                                          ========

     Depreciation expense was $83,495 for the ten months ended
November 2, 1998.

     Included in furniture, fixtures and equipment is $60,479 of equipment under capital leases. In addition, there was accumulated depreciation of $42,826 on these assets.

(7)  INTANGIBLE ASSETS - NET
     -----------------------

     A schedule of intangible assets is as follows:

     Mortgage costs                       $  1,015
     Debt acquisition costs                 27,392
                                          --------
          Total                           $ 28,407
     Less accumulated amortization          11,361
                                          --------

          INTANGIBLE ASSETS - NET         $ 17,046
                                          ========

     Debt acquisition costs are being amortized over the term of the debt instrument entered into by the Company which was a 15-year period. Amortization expense on these assets and those written off was $12,060 for the ten months ended November 2, 1998.

(8)  LINE OF CREDIT
     --------------

     As of November 2, 1998, the Company had borrowed $200,000 which is the maximum available from a line of credit promissory note. This note bears interest at a rate of 1.0% above the prime rate and is due December 31, 1998. It is collateralized by a second lien on the Company's corporate assets and personally guaranteed by the Company's majority shareholder.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                        NOTES TO FINANCIAL STATEMENTS
                        -----------------------------
                               NOVEMBER 2, 1998
                               ----------------


     As of November 2, 1998, the Company had borrowed $200,000 which is the maximum available from a line of credit promissory note. This note bears interest at a rate of 1.0% above the prime rate, is due April 13, 1999, and is collateralized by a first lien on accounts receivable of the Company and personally guaranteed by the Company's majority shareholder.

     The Company is obligated to a bank on a note in the amount of $150,000. This note bears interest at a rate of 9.5% and contains a personal guarantee of the Company's majority shareholder. This note matures January 1, 1999.

(9)  LONG-TERM DEBT
     --------------

     Long-term debt consists of the following:

     Note payable to bank in monthly principal installments of
       $3,512 plus interest at 3/4% over prime.  This note is
       collateralized by accounts receivable, furniture, fixtures, equipment, inventories, contract rights, intangibles and
       the common stock held by the majority shareholder in the
       Company.  In addition, this note is secured by the mortgage which the Company holds as a result of the sale of the Quail
       Street building.  It also contains an 85% guarantee by the
       U.S. Small Business Administration and is personally
       guaranteed by the Company's majority shareholder.               $400,249
     Note payable to bank in monthly principal installments of
       $2,273 plus interest at 1% over prime.  This note is
       collateralized by all computers and computer equipment
       owned and hereafter acquired                                      74,920
     Note payable to bank in monthly principle installments of
       $1,500 plus interest at 1% over prime.  This note is
       collateralized by all computers and equipment owned and
       hereafter acquired                                                91,338
                                                                       --------
         Total                                                         $566,507
     Less current maturities                                             81,769
                                                                       --------

         LONG-TERM DEBT                                                $484,738
                                                                       ========

The loan agreements contain restrictive covenants to which the Company must comply. At November 2, 1998, there were no violations of its loan agreements since the Company has received a waiver for violations of the aforementioned covenants.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                        NOTES TO FINANCIAL STATEMENTS
                        -----------------------------
                               NOVEMBER 2, 1998
                               ----------------


     Maturities of long-term debt as of November 2, 1998, are as follows:

     1999                                                 $ 81,769
     2000                                                   83,857
     2001                                                   85,608
     2002                                                   64,262
     2003                                                   60,144
     Thereafter                                            190,867
                                                          -------

          TOTAL                                           $566,507
                                                          ========

     Interest expense on all debt and capital leases was $87,825 for the ten months ended November 2, 1998.

(10) CAPITALIZED LEASE OBLIGATIONS
     -----------------------------

     The Company is obligated under capitalized leases for computer and telephone equipment.

     Future minimum lease payments under these capitalized lease obligations, including interest, as of November 2, 1998, are as follows:

     1999                                                 $  8,154
     2000                                                    5,512
     2001                                                    5,512
     2002                                                    3,082
                                                          --------
          Total                                           $ 22,260
     Less imputed interest                                   3,835
                                                          --------
          Present value of future minimum lease payments  $ 18,425
     Less current maturities                                 3,820
                                                          --------

          LONG-TERM CAPITALIZED LEASE OBLIGATIONS         $ 14,605
                                                          ========

(11) NOTE PAYABLE - SHAREHOLDER
     --------------------------

     Note payable - shareholder represents amounts due to the President of the Company. The note bears interest at 5.68% as of November 2, 1998. No terms of repayment have been established.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                        NOTES TO FINANCIAL STATEMENTS
                        -----------------------------
                               NOVEMBER 2, 1998
                               ----------------


(12) COMMITMENTS AND CONTINGENCIES
     -----------------------------

     The Company is obligated under noncancelable operating leases for its facilities in New York and Massachusetts, expiring in various years through 2005.

     A schedule of the Company's rental commitments as of November 2, 1998, is as follows:

     1999                                               $  350,179
     2000                                                  352,879
     2001                                                  351,887
     2002                                                  345,911
     2003                                                  345,911
     Thereafter                                          1,506,101
                                                        ----------

          TOTAL                                         $3,252,868
                                                        ==========

     In addition, the Company has entered into various operating lease agreements for automobiles which require monthly payments of $982 through June 2000.

      INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION
      ---------------------------------------------------------




To the Board of Directors and Shareholders
Mildred Elley School, Inc.
Latham, New York

     Our audit of the financial statements included in the preceding section of this report was directed to obtain reasonable assurance about whether the financial statements are free of material misstatement. Supplementary information presented in the following section has been subjected to certain audit procedures applied in connection with our audit of the financial statements. This information, while not considered necessary for the fair presentation of the financial position, results of its income and cash flow of the Company, is, in our opinion, fairly stated in all material respects when considered in relation to the financial statements.


                                   /s/ LCS&Z Glickman Lutz, LLP

Latham, New York
December 18, 1998

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                          SUPPLEMENTARY INFORMATION
                          -------------------------
                     TEN MONTHS ENDED NOVEMBER 2, 1998
                     ---------------------------------


SCHEDULE OF REVENUE
-------------------

Tuition                                                 $3,329,755
Textbook sales                                             323,174
Student activity fees                                       23,919
Registration fees                                           37,725
Computer lab fees                                           80,513
Miscellaneous income                                        29,784
                                                        ----------

          TOTAL REVENUE                                 $3,824,870
                                                        ==========


SCHEDULE OF COST OF REVENUE
---------------------------

Textbook purchases                                      $  252,433
Transportation                                              17,243
Educational supplies                                        18,485
Student activities                                           8,417
Graduation                                                  11,322
                                                        ----------

         COST OF REVENUE                                $  307,900
                                                        ==========

[FN]
See independent auditors' report on supplementary information.

                          MILDRED ELLEY SCHOOL, INC.
                          --------------------------
                        (A Subchapter "S" Corporation)

                          SUPPLEMENTARY INFORMATION
                          -------------------------
                     TEN MONTHS ENDED NOVEMBER 2, 1998
                     ---------------------------------


SCHEDULE OF OPERATING EXPENSES
------------------------------

Salaries                                                $1,733,874
Advertising/promotions                                     271,543
Rent                                                       192,086
Payroll taxes                                              160,879

Interest expense                                            87,825
Depreciation                                                83,495
Repairs and maintenance                                     64,294
Professional fees                                           92,998

Institutional match expenses                                13,937
Bad debt expense                                           224,778
Employee benefits                                           72,131
Insurance                                                   27,288

Licenses/dues/fees                                          40,214
Office supplies                                             54,806
Telephone                                                   63,687
Travel and entertainment                                    38,590

Postage and shipping                                        13,008
Printing                                                     4,491
Utilities                                                   28,425
Bank charges                                                 8,335

Collection expense                                           4,479
Amortization                                                12,060
Miscellaneous expense                                        4,513
Computer expense                                             5,442

Payroll service fees                                         4,117
Temporary help                                              29,951
Other taxes                                                  1,702
Auto lease                                                  10,601

Conferences and conventions                                  2,836
Contributions                                                1,408
Penalties                                                    4,221
Equipment rental                                            11,926
                                                        ----------

          TOTAL OPERATING EXPENSES                      $3,369,940
                                                        ==========

[FN]
See independent auditors' report on supplementary information.

      TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND SUBSIDIARIES
      ------------------------------------------------------------
             INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS
             ----------------------------------------------
                             (UNAUDITED)



The following unaudited pro forma financial statements have been
                        ---------
prepared based upon certain pro forma adjustments to the historical
                            ---------
financial statements of Touchstone Applied Science Associates, Inc. ("TASA") and Subsidiaries (collectively called the "Company"). The pro
                                                                    ---
forma financial statements should be read in conjunction with the notes
-----
thereto and the historical financial statements of the Company.

The accompanying pro forma balance sheet has been presented as if the
                 ---------
acquisition described below occurred at the Company's year end balance sheet date, October 31, 1998. The accompanying pro forma statement of
                                                ---------
operations has been prepared as if the acquisition occurred at the beginning of the year ended October 31, 1998. These pro forma
                                                     ---------
financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transactions
                                                ---------
been completed as of the beginning of the year ended October 31, 1998.

The pro forma transaction (see Notes to pro forma financial statements)
    ---------                           ---------
is as follows:

           - the purchase of all the net assets subject to substantially all the liabilities of Mildred Elley School Inc. for $3,000,000 ($2,000,000 in cash and a $1,000,000 promissory note) through a newly formed subsidiary of the Company, MESI Acquisition Corp.


      TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND SUBSIDIARIES
      ------------------------------------------------------------
                         PRO FORMA BALANCE SHEET
                         -----------------------
                             OCTOBER 31, 1998
                             ----------------
                                (Unaudited)

                                - ASSETS -



                                              - Historical -                      Pro Forma
                                       -------------------------------
                                             TASA        Mildred Elley           Adjustments                Pro Forma
                                                                            -------------------------
                                       and Subsidiaries   School, Inc.      Debit           Credit        Consolidated
                                       ----------------  -------------      -----           ------        ------------
CURRENT ASSETS:
  Cash                                   $ 4,980,230     $   121,396                     $2,000,000(2)   $ 3,101,626
  Marketable securities                      186,376               -                                         186,376
  Accounts receivable                      1,287,264       2,029,812                                       3,317,076
  Inventories                                478,869               -                                         478,869
  Other current assets                       173,679           6,786                                         180,465
                                         -----------      ----------                                     -----------

TOTAL CURRENT ASSETS                       7,106,418       2,157,994                                       7,264,412
                                         -----------      ----------                                     -----------

INVESTMENT IN SUBSIDIARY                           -               -      $3,353,406(1)   3,353,406(5)

FIXED ASSETS - NET                         1,753,811         227,694                                       1,981,505

GOODWILL - NET                               739,264                       2,472,568(2)                    3,645,238
                                                                             353,406(3)
                                                                              80,000(4)

TEST PASSAGE BANK - NET                    2,675,624                                                       2,675,624

OTHER INTANGIBLES - NET                    1,334,408          17,046                        353,406(3)       998,048

OTHER ASSETS:
  Non-current accounts receivable                            435,698                                         435,698
  Notes receivable                                           163,646                                         163,646
  Other assets                               465,115           8,182                                         473,297
                                         -----------      ----------                                     -----------

                                         $14,074,640      $3,010,260                                     $17,637,468
                                         ===========      ==========                                     ===========


                      - LIABILITIES AND SHAREHOLDERS'EQUITY -


CURRENT LIABILITIES:
  Line of credit payable                $         -       $  550,000                                     $   550,000
  Current portion of long-term debt         261,034           85,589                       $164,020(2)       510,643
  Accounts payable and accrued expenses   1,020,568          680,734                         80,000(4)     1,781,302
  Deferred revenues                               -          512,808                                         512,808
  Other current liabilities                       -           67,719                                          67,719
                                        -----------       ----------                                     -----------

TOTAL CURRENT LIABILITIES                 1,281,602        1,896,850                                       3,422,472
                                        -----------       ----------                                     -----------

SUBORDINATED DEBT                         4,000,000                -                                       4,000,000
                                        -----------       ----------                                     -----------

NOTE PAYABLE - OFFICER                                        86,635                                          86,635
                                                          ----------                                     -----------

LONG-TERM DEBT - NET OF CURRENT PORTION   2,267,198          499,343                        835,980(2)     3,602,521
                                        -----------       ----------                                     -----------

SHAREHOLDERS' EQUITY:
  Common stock                                  857           34,000          34,000(2)                          857
  Additional paid-in capital              5,051,836                -       3,353,406(5)   3,353,406(1)     5,051,836
  Deferred interest                        (588,075)               -                                        (588,075)
  Stock subscription receivable             (14,350)               -                                         (14,350)
  Unrealized holding gain                     5,924                -                                           5,924
  Unearned compensatory stock               (37,187)               -                                         (37,187)
  Retained earnings                       2,106,835          493,432         493,432(2)                    2,106,835
                                        -----------       ----------                                     -----------

                                          6,525,840          527,432                                       6,525,840
                                        -----------       ----------                                     -----------

                                        $14,074,640       $3,010,260                                     $17,637,468
                                        ===========       ==========                                     ===========

                 See notes to pro forma consolidated financial statements.



      TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND SUBSIDIARIES
      ------------------------------------------------------------
                     PRO FORMA STATEMENT OF OPERATIONS
                     ---------------------------------
                    FOR THE YEAR ENDED OCTOBER 31, 1998
                    -----------------------------------
                               (UNAUDITED)




                                              - Historical -                      Pro Forma
                                       -------------------------------
                                             TASA        Mildred Elley           Adjustments                Pro Forma
                                                                            -------------------------
                                       and Subsidiaries   School, Inc.      Debit           Credit        Consolidated
                                       ----------------  -------------      -----           ------        ------------

NET REVENUE                              $6,317,114       $5,103,000                                     $11,420,114

COST OF GOODS SOLD                        1,935,104          408,240                                       2,343,344
                                         ----------       ----------                                     -----------

GROSS PROFIT                              4,382,010        4,694,760                                       9,076,770

OPERATING EXPENSES                        4,015,496        4,031,370     $    46,261(6)                    8,189,993
                                         ----------       ----------                                     -----------
                                                                              96,866(9)

INCOME FROM OPERATIONS                      366,514          663,390                                         886,777

OTHER EXPENSES (INCOME)                     206,307          199,598         117,615(7)    $50,000(11)       873,520
                                         ----------       ----------                                     -----------
                                                                             320,000(8)
                                                                              80,000(10)

INCOME BEFORE PROVISION                     160,207          463,792                                          13,257

  Provision for income taxes (benefit)       29,005          185,500                                           2,390
                                         ----------       ----------                                     -----------

NET INCOME                               $  131,202       $  278,292                                     $    10,867
                                         ==========       ==========                                     ===========


EARNINGS (LOSS) PER SHARE:
  Basic                                                                                                  $         -
                                                                                                         ===========

  Diluted                                                                                                $         -
                                                                                                         ===========




     See notes to pro forma consolidated financial statements.



      TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND SUBSIDIARIES
      ------------------------------------------------------------
                NOTES TO PRO FORMA FINANCIAL STATEMENTS
                ---------------------------------------
                         AS OF OCTOBER 31, 1998
                         ----------------------
                              (UNAUDITED)


NOTE 1 Reflects that in order to complete the acquisition of the net assets of Mildred Elley School, Inc. ("Elley"), Touchstone Applied Science Associates, Inc. ("TASA") formed a new subsidiary MESI Acquisition Corp. ("MESI") and capitalized MESI with $3,353,406.


NOTE 2 Reflects the purchase of the net assets of Elley for $3,000,000 ($2,000,000 in cash and a $1,000,000 promissory note). The $1,000,000 promissory note is payable over 5 years at 8 1/2% per annum. Accordingly $164,020 has been shown as the current portion of this debt and $835,980 as the long-term portion.

             The aggregate purchase price of $3,000,000 exceeds the net assets acquired ($527,432) by $2,472,568. This excess of purchase price over net assets acquired has been reflected as goodwill.


NOTE 3 To reflect costs, aggregating $353,406, associated with the acquisition which have been reclassified from other intangibles to goodwill since they are considered to be additional purchase price (see Note 2 above).


NOTE 4 To reflect $80,000 to be paid to the former shareholders of Elley to provide for the "S" corporation flow thru taxes associated with the purchase transaction. The Company considers this amount to be excess purchase price and therefore goodwill (see Note 2).


NOTE 5 Elimination of investment in subsidiary (MESI) for purposes of consolidation.


NOTE 6 To reflect the amortization of the loan origination costs related to $4,000,000 of subordinated debt on the books of the Company, which was used for the acquisition, as if the debt had been incurred at the beginning of the fiscal year ended October 31, 1998. Costs of $231,305 are being amortized over a five year period, the repayment period of the debt.


NOTE 7 To reflect the expensing of deferred interest charges which arose in connection with warrants associated with the $4,000,000 of subordinated debt, as if the transaction occurred at the beginning of the fiscal year ended October 31, 1998. These costs are being expensed over a five year period (see Note 6).

      TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC. AND SUBSIDIARIES
      ------------------------------------------------------------
                NOTES TO PRO FORMA FINANCIAL STATEMENTS
                ---------------------------------------
                         AS OF OCTOBER 31, 1998
                         ----------------------
                              (UNAUDITED)


NOTE 8 To reflect interest expense associated with the $4,000,000 subordinated debt at 8% per annum for the full fiscal year ended October 31, 1998.


NOTE 9 To reflect the amortization of goodwill arising from the acquisition, over a 30 year period (see Notes 2, 3 and 4).


NOTE 10 To reflect interest expense associated with the $1,000,000 acquisition promissory note referred to in Note 2.


NOTE 11 To reflect interest income on the $1,000,000 unused portion of the $4,000,000 subordinated debt. The interest income is reflected at 5% per annum for the full fiscal year ended October 31, 1998.

                              SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.




                             By:  /s/ ANDREW L. SIMON
                                  ---------------------------------------

                                  Andrew L. Simon
                                  President


Date: January 21, 1999